Exhibit 32

CERTIFICATION PURSUANT TO
EXCHANGE ACT RULE 13a-14(b) AND
18 U.S.C. SECTION 1350

In connection with the Quarterly Report of Emerson Electric Co. (the "Company") on Form 10-Q for the period ended June 30, 2013, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, D. N. Farr, certify, to the best of my knowledge, pursuant to Exchange Act Rule 13a-14(b) and 18 U.S.C. Section 1350, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/	D. N. Farr
D. N. Farr
Chairman of the Board and
Chief Executive Officer
Emerson Electric Co.
August 7, 2013

CERTIFICATION PURSUANT TO
EXCHANGE ACT RULE 13a-14(b) AND
18 U.S.C. SECTION 1350

In connection with the Quarterly Report of Emerson Electric Co. (the "Company") on Form 10-Q for the period ended June 30, 2013, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, F. J. Dellaquila, certify, to the best of my knowledge, pursuant to Exchange Act Rule 13a-14(b) and 18 U.S.C. Section 1350, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/	F. J. Dellaquila
F. J. Dellaquila
Executive Vice President and
Chief Financial Officer
Emerson Electric Co.
August 7, 2013